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                                                                   Exhibit 23(a)

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 2001, relating to the financial statements of Leggett & Platt Incorporated, which appear in Leggett & Platt, Incorporated's Annual Report on Form 10-K for the year ended December 31, 2000.

/s/  PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

St. Louis, Missouri
May 9, 2001